[LOGO]


Indenture Trustee
Fleet National Bank
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended May 31, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of June, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   3,886,235.03   1,540,001.68               0.00
Investment Earnings                                                     116,071.84      17,920.05       6,406.84
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                               (36,808.05)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  16,194,013.86
Add: Servicer Advances [4.3 b]                                           72,125.50
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]                (85,732.50)

Less: Investment Earnings to Newcourt [4.2 e]                          (116,071.84)    (17,920.05)     (6,406.84)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (16,180,406.86)                                  16,180,406.86

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (194,311.75)                                     194,311.75
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  15,986,095.11
     (1) Class A Interest [4.3 d iv A]                               (1,941,136.08)
     (2) Class B Interest [4.3 d iv B]                                 (104,783.43)
     (3) Class A Principal [4.3 d iv C]                             (13,050,502.82)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (138,112.80)
     (5) Class C Interest [4.3 d iv E]                                 (128,895.40)
     (6) Class B Principal [4.3 d iv F]                                (380,388.69)
     (7) Class C Principal [4.3 d iv G]                                (380,388.69)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (16,180,406.86)                                    194,311.75

Ending Balance                                                               (0.00)  3,748,122.23   1,503,193.63            (0.00)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                              May 1997

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          3,430,796.33       6,125,118.35      6,430,180.42
     (1) Class A Interest [4.3 d iv A]                                         417,429.44         722,780.36        800,926.28
     (2) Class B Interest [4.3 d iv B]                                          24,262.13          38,695.59         41,825.71
     (3) Class A Principal [4.3 d iv C]                                      2,612,456.13       5,083,125.83      5,354,920.86
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          29,159.66          47,317.41         52,418.33
     (6) Class B Principal [4.3 d iv F]                                         72,649.19         153,942.17        153,797.33
     (7) Class C Principal [4.3 d iv G]                                         72,649.19         153,942.17        153,797.33
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 3,228,605.74       6,199,803.53      6,557,685.84

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               May 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               83,469,371.84      141,791,592.45     172,334,314.67
    Less: Previous Period's Prepayments                                      1,730,665.24        2,844,250.35       3,332,375.76
    Less: Previous Period's Defaults                                           233,249.69          380,600.73         450,634.09

    Prior Month Series ADCB (reported this period)                          81,505,456.91      138,566,741.37     168,551,304.82

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       73,772,507.28      126,249,843.82     154,024,284.62
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      417,429.44          722,780.36         800,926.28
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       417,429.44          722,780.36         800,926.28

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       73,772,507.28      126,249,843.82     154,024,284.62
    Prior Months Series ADCB                                                81,505,456.91      138,566,741.37     168,551,304.82
    Current Months Series ADCB                                              79,689,227.17      134,718,187.01     164,706,371.51
                                                                            -------------      --------------     --------------
                                                  Difference                 1,816,229.74        3,848,554.36       3,844,933.31
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    1,670,931.36        3,540,670.01       3,537,338.65

    Current Prepayments                                                        615,374.16        1,002,784.77       1,172,897.04
    Current Defaults                                                           326,150.61          539,671.05         644,685.17

                                                  Class A Total Due          2,612,456.13        5,083,125.83       5,354,920.86

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    2,612,456.13        5,083,125.83       5,354,920.86

    Class A Principal Distribution                                           2,612,456.13        5,083,125.83       5,354,920.86

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Disbribution            71,160,051.15      121,166,717.99     148,669,363.76

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             71,160,051.15      121,166,717.99     148,669,363.76

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,866,474.66        6,158,448.71       7,263,510.10
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       24,262.13           38,695.59          41,825.71
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        24,262.13           38,695.59          41,825.71

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               May 1997
Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                        3,866,474.66        6,158,448.71       7,263,510.10
    Prior Months Series ADCB                                                81,505,456.91      138,566,741.37     168,551,304.82
    Current Months Series ADCB                                              79,689,227.17      134,718,187.01     164,706,371.51
                                                                            -------------      --------------     --------------
                                                  Difference                 1,816,229.74        3,848,554.36       3,844,933.31
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,649.19          153,942.17         153,797.33

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             72,649.19          153,942.17          153,797.33

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       72,649.19          153,942.17          153,797.33

    Class B Principal Distribution                                              72,649.19          153,942.17          153,797.33

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             3,793,825.47        6,004,506.54       7,109,712.77

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,793,825.47        6,004,506.54       7,109,712.77

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,866,474.66        6,158,448.71       7,263,510.10
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       29,159.66           47,317.41          52,418.33
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        29,159.66           47,317.41          52,418.33

    Class C Interest Paid                                                       29,159.66           47,317.41          52,418.33
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,866,474.66        6,158,448.71       7,263,510.10
    Prior Months Series ADCB                                                81,505,456.91      138,566,741.37     168,551,304.82
    Current Months Series ADCB                                              79,689,227.17      134,718,187.01     164,706,371.51
                                                                            -------------      --------------     --------------
                                                  Difference                 1,816,229.74        3,848,554.36       3,844,933.31
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       72,649.19          153,942.17         153,797.33

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       72,649.19          153,942.17          153,797.33

    Class C Principal Distribution                                              72,649.19          153,942.17          153,797.33

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,793,825.47        6,004,506.54       7,109,712.77

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,793,825.47        6,004,506.54       7,109,712.77

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules



Servicing Fee Schedule                             May 1997
----------------------                          ---------------
    Contract Pool ADCB                          388,623,503.10
    Servicing Rate                                        0.60%
    Monthly Servicing Rate                                0.05%
    Prior Servicing Fee Arrearage                         0.00
    Current Servicer Fee                            194,311.75
    Servicer Fee Due                                194,311.75
    Current Servicing Fee Arrearage                       0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   3,886,235.03
    Series ADCB                                         374,812,222.89
    Required Balance (Series ADCB* 1.00%)                 3,748,122.23
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (138,112.80)
    Ending Reserve Account Balance                        3,748,122.23
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,540,001.68
    Required Balance                                      1,503,193.63
    Withdraw from Cash Collateral Account                   (36,808.05)

                                                                  May 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           390,884,073

            Delinquency Ratio                                          0.76%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.31%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 month prior  3 month prior  4 month prior  5 month prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquencies    Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    3,092,035   409,216,492      0.76%         0.26%
                   1 months prior    2,952,087   388,623,503      0.75%         0.25%
                   Current           2,850,777   374,812,223      0.76%         0.24%
                                                                  -----         -----
                                                                  0.76%         0.76%

                                    Delinquencies Ratio:          0.76%
                                    Maximum Delinquenciy Ratio:   2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     142,142    452,112,151     0.03%
                   4 months prior      71,816    436,707,992     0.02%
                   3 months prior     106,691    422,607,136     0.03%
                   2 months prior     150,669    409,216,492     0.04%
                   1 months prior      57,652    388,623,503     0.01%
                   Current            117,851    374,812,223     0.03%
                                      -------  -------------    -----
                                      646,821  2,484,079,497     0.03%

                   Average ADCB                              414,013,249
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                                   -----
                   1% of Averge ADCB                           4,140,132
                   Sum of Charge-Offs *2                       1,293,642
                   Annualized Charge-Off Ratio:                    0.31%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       3,748,122
                   Series Allocation Percentage                   21.46%
                   ADCB less Aggregate Pricipal Amount
                     of Class A Notes                          7,587,651
                                                               ---------
                                                               8,392,041

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   3,748,122
                   Series Allocation Percentage                   38.32%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         12,009,013
                                                               ---------
                                                              13,445,117

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   3,748,122
                   Series Allocation Percentage                   40.22%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         14,219,426
                                                              ----------
                                                              15,727,055

Newcourt Receivables Asset Trust                                May 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          71,160,051     121,166,718   148,669,364
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.594701202     0.713539266   0.790067991
  Principal Factor (per thousand):         21.832907318    29.934044056  28.457453907
  Interest Factor (per thousand):           3.488555528     4.256384725   4.256332314

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,793,825     6,004,507     7,109,713
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.729235434    0.813279249   0.869006230
  Principal Factor (per thousand):         13.964365004   20.850667998  18.798345619
  Interest Factor (per thousand):           4.663579031    5.241116843   5.112274396


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,793,825     6,004,507     7,109,713
  Initial C Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.729235434    0.813279249   0.869006230
  Principal Factor (per thousand):         13.964365004   20.850667998  18.798345619
  Interest Factor (per thousand):           5.604964565    6.408897617   6.406989537


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              356,095,169    374,812,223     95.01%
  31-60 Days Past Due   15,866,277    374,812,223      4.23%
  61-90 Days Past Due    2,850,777    374,812,223      0.76%
